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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into Chittenden Corporation's previously filed Registration Statement File No. 33-01229.

                                                 /s/ Arthur Andersen llp
                                          -------------------------------------
                                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 6, 1998